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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 001-05674

         Date of Report (date of earliest event reported): MAY 17, 2002


                              ANGELICA CORPORATION
             (Exact name of registrant as specified in its charter)


              MISSOURI                                  43-0905260
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)

      424 SOUTH WOODS MILL ROAD
       CHESTERFIELD, MISSOURI                           63017-3406
(Address of principal executive offices)                (Zip Code)


                                 (314) 854-3800
              (Registrant's telephone number, including area code)


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On May 17, 2002, Angelica Corporation, a Missouri corporation (the "Company"), announced the closing of the sale to Medline Industries, Inc., an Illinois corporation ("Medline"), of certain of its assets relating to the healthcare portion of its Manufacturing and Marketing segment (the "Asset Sale"). The Asset Sale was consummated pursuant to the terms and conditions of an Asset Purchase Agreement dated April 17, 2002 (the "Asset Purchase Agreement"). Medline paid an aggregate of approximately $17,000,000 in cash to the Company in connection with the Asset Sale.

         In connection with the consummation of the transactions contemplated by the Asset Purchase Agreement, the Company agreed to provide certain transition services to Medline over approximately a six-month period after closing.

         The Company entered into a Purchase and Sale Agreement dated April 17, 2002 by and between the Company and Medline (the "Real Estate Agreement") for the sale to Medline of the Company's distribution center located in Alamo, Tennessee (the "Real Estate Sale"). On May 30, 2002, the Real Estate Sale closed pursuant to the terms of the Real Estate Agreement. Medline paid an aggregate of approximately $1,300,000 in cash to the Company in connection with the Real Estate Sale.

         The purchase price paid in connection with each of the Asset Sale and the Real Estate Sale was determined through arms-length negotiations between the Company and Medline. The foregoing description is qualified in its entirety by reference to the Asset Purchase Agreement and the Real Estate Agreement, copies of which are incorporated by reference herein.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements.  Not applicable.
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         (b)      Pro forma financial information. Pursuant to Item 7(b)(2)
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of Form 8-K, the Company will file the required pro forma financial information as soon as is practicable, but not later than 60 days after the date that this report is required to be filed.

         (c)      Exhibits.  See Exhibit Index.
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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 31, 2002

                                ANGELICA CORPORATION



                                By: /s/ T. M. Armstrong
                                   -------------------------------------------
                                    T. M. Armstrong
                                    Senior Vice President-Finance and
                                    Administration and Chief Financial Officer



                                     2


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                                EXHIBIT INDEX

Exhibit No.                      Description
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2.1           Asset Purchase Agreement, dated April 17, 2002, by and among the Company and Medline, filed as Exhibit 2.3 to the Company's Form 8-K dated April 19, 2002, is incorporated herein by this reference.

2.2 Real Estate Purchase Agreement, dated April 17, 2002, by and among the Company and Medline, filed as Exhibit 2.4 to the Company's Form 8-K dated April 19, 2002, is incorporated herein by this reference.